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                            [LETTERHEAD OF PDVSA]



                                                           February 26th, 1999


Mr. James G. Cameron
President
Statia
800 Fairway Drive,
Suite 295
Deerfieldbeach, FL  33441
USA

Dear Mr. Cameron:

In ref to your letter dated February 26, 1999, and telecoms Baptista/Gabaldon, PDVSA Oil & Gas on behalf of Petromar A.V.V. is pleased to confirm the agreement for the renewal of the 1999-2000 Bunkering Contract in ST. Eustatius with the following amendments:

A. Storage and Throughput Agreement:
------------------------------------

   1. Change Maraven, S.A. for PDVSA Oil & Gas on behalf of Petromar A.V.V.

   2. Term: One year, starting on March 1, 1999 and ending on February 29, 2000.

   3. Delete Article 2.2.1 (incorporated in the amended agreement dated January 1, 1996.

B. Marine Fuel Agreement:
-------------------------

   1. Change Maraven, S.A. for PDVSA Oil & Gas on behalf of Petromar A.V.V.

   2. Term: One year, starting on March 1, 1999 and ending on February 29,
      2000.

           All other terms and conditions remain unchanged as per our current agreements as amended.

Thank you for your patient on the renegotiation discussions.


                                         Sincerely yours,

                                         /s/ Tyrone Perdomo
                                         -----------------------------
                                             Tyrone Perdomo

cc. Mr. William A. Mauco
    Mr. Dilio Baptista
    Mr. Gustavo Gabaldon Cadenas